Supplement to
the Fidelity's
Massachusetts
Municipal Funds
March 26, 2001
Prospectus

The following information replaces the information for Spartan® Massachusetts Municipal Income Fund found under the heading "Fundamental Investment Policies" in the "Investment Details" section on page 14.

Spartan Massachusetts Municipal Income Fund seeks a high level of current income, exempt from federal income tax and Massachusetts personal income tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and Massachusetts personal income taxes.

MAS-01-03 September 29, 2001
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